UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 3, 2025 (May 28, 2025)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, $0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06Material Impairments.

On June 3, 2025, Transocean Ltd. (the “Company”) announced that it intends to dispose of, by sale to a third party or by recycling, the following rigs: GSF Development Driller I and Discoverer Luanda, which are classified as held for sale as of May 30, 2025.

The Company is also evaluating the commercial feasibility of disposing of, by sale to a third party or by recycling, the Development Driller III and Discoverer Inspiration, which were previously classified as held for sale.

As a result of the decisions taken by the Company on May 30, 2025, the Company concluded that it expects its second quarter 2025 results to include an estimated non-cash charge ranging between $1.1 billion and $1.2 billion associated with the impairment of these rigs and related assets.

Item 3.02Unregistered Sales of Equity Securities.

The information included under Item 5.03 is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2025 Annual General Meeting of Shareholders held on May 30, 2025 (the “AGM”) in Zug, Switzerland, shareholders of the Company approved the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan (the “Amended and Restated LTIP”). As approved by shareholders, the Amended and Restated LTIP reserves an additional 16,000,000 Transocean Ltd. shares, par value U.S. $0.10 per share (“Shares”), issuable pursuant to awards thereunder.

The foregoing description of the Amended and Restated LTIP is not complete and is subject to and qualified in its entirety by reference to the full text of the Amended and Restated LTIP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The information included under Item 5.07 is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2025, the Articles of Association of the Company were amended to reflect changes in the Company’s total issued share capital resulting from the issuance of 59,015,000 Shares into treasury to one of the Company’s wholly-owned subsidiaries at par value for a total consideration of U.S. $5,901,500.00.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, amended as of May 28, 2025, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Following the conclusion of the AGM, on May 30, 2025, the Articles of Association of the Company were further amended to reflect (i) the approval by shareholders at the AGM of (a) the general capital authorization proposal, which permits the issuance of up to 188,165,780 Shares pursuant to the authorization, for a term expiring on May 30, 2026 and (b) the specific capital authorization proposal that may be used to satisfy the Company’s equity incentive plans obligations, which permits the issuance of up to 16,000,000 Shares pursuant to the authorization, for a five-year period expiring on May 30, 2030; and (ii) changes in the Company’s total issued share capital resulting from the issuances of 188,165,780 Shares and 16,000,000 Shares into treasury pursuant to the capital authorizations approved at the AGM. The

Company’s Articles of Association now reflect a share capital of U.S. $120,400,968.10 divided into 1,204,009,681 fully paid registered Shares.

The issuances of Shares into treasury described above are intended to allow the Company to timely deliver Shares from time to time pursuant to the capital authorizations approved by the Company’s shareholders and are exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

Effective May 30, 2025, the Organizational Regulations of the Company (as amended, the “Organizational Regulations”) were amended by the Company’s Board of Directors to update Article 5 therein to reflect the power and duties of the Board’s Lead Independent Director.

The foregoing descriptions of the Articles of Association and Organizational Regulations do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Association, amended as of May 30, 2025, and Organizational Regulations, respectively, copies of which are filed herewith as Exhibit 3.2 and Exhibit 3.3 respectively, and are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders of the Company took action on the following matters:

1.	Proposal regarding the approval of the 2024 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2024 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2024.

For	Against	Abstain
554,001,582	7,632,461	1,961,938

This item was approved.

2.	Proposal regarding the advisory vote to approve the Company’s Swiss Statutory Compensation Report for Fiscal Year 2024.

For	Against	Abstain	Broker Non-Votes
405,330,613	26,176,797	870,620	131,217,951

This item was approved.

3.	Proposal regarding the advisory vote to approve the Non-Financial Matters Report for Fiscal Year 2024.

For	Against	Abstain
550,984,933	9,291,299	3,319,749

This item was approved.

4.	Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2024.

For	Against	Abstain	Broker Non-Votes
409,328,374	8,055,174	14,994,482	131,217,951

This item was approved.

5.	Proposal regarding the Appropriation of the Accumulated Losses for Fiscal Year 2024.

For	Against	Abstain
548,944,214	11,172,995	3,478,772

This item was approved.

6.	Proposal regarding the approval of Shares authorized for issuance.

For	Against	Abstain
510,576,659	48,792,121	4,227,201

This item was approved.

7.	Proposals regarding the election of directors, each for a term extending until completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Keelan I. Adamson	422,348,489	8,883,383	1,146,158	131,217,951
Glyn A. Barker	420,729,079	10,448,180	1,200,771	131,217,951
Vanessa C.L. Chang	422,141,918	9,070,062	1,166,050	131,217,951
Frederico F. Curado	389,164,378	42,082,588	1,131,064	131,217,951
Chadwick C. Deaton	422,782,508	8,435,163	1,160,359	131,217,951
Domenic J. “Nick” Dell’Osso, Jr.	423,629,397	7,613,185	1,135,448	131,217,951
Vincent J. Intrieri	423,162,858	7,996,503	1,218,669	131,217,951
William F. “Bill” Lacey	424,992,760	6,235,024	1,150,246	131,217,951
Samuel J. Merksamer	422,489,295	8,719,070	1,169,665	131,217,951
Frederik W. Mohn	423,344,019	7,879,909	1,154,102	131,217,951
Jeremy D. Thigpen	422,055,316	9,319,916	1,002,798	131,217,951

Each of the 11 persons listed above was duly elected as a director of the Company to hold office until the completion of the next Annual General Meeting.

8.	Proposal regarding the election of the Chair of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chair Nominee	For	Against	Abstain	Broker Non-Votes
Jeremy D. Thigpen	421,755,173	9,636,677	986,180	131,217,951

Jeremy D. Thigpen was elected Chair of the Board of Directors of the Company to hold office until the completion of the next Annual General Meeting.

9.	Proposal regarding the election of the members of the Compensation Committee, each for a term extending until completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	420.619.489	10,655,975	1,102,566	131,217,951
Vanessa C.L. Chang	422,213,648	9,046,029	1,118,353	131,217,951
Frederico F. Curado	403,566,362	27,365,110	1,446,558	131,217,951

Each of the three persons listed above was duly elected to serve as a member of the Compensation Committee of the Company to hold office until completion of the next Annual General Meeting.

10.	Proposal regarding the reelection of the independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
549,368,014	9,405,277	4,822,690

This item was approved.

11.	Proposal regarding the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025 and reelection of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a further one-year term.

For	Against	Abstain
532,253,356	29,935,196	1,407,429

This item was approved.

12.	Proposal regarding the advisory vote to approve Named Executive Officer compensation for Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
379,827,455	51,408,130	1,142,455	131,217,951

This item was approved.

13.	Proposal regarding the ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2025 Annual General Meeting and the 2026 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
421,472,956	8,519,647	2,385,427	131,217,951

This item was approved.

14.	Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2026.

For	Against	Abstain	Broker Non-Votes
419,377,741	10,635,394	2,364,895	131,217,951

This item was approved.

15.	Proposal regarding the approval of the amendment and restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
364,992,746	66,370,242	1,015,042	131,217,951

This item was approved.

16.	Proposal regarding the approval of a capital authorization for share-based incentive plans.

For	Against	Abstain	Broker Non-Votes
365,093,466	66,223,395	1,061,169	131,217,951

This item was approved.

AGM Agenda Item 5 – Proposal regarding the Amendment of the Articles of Association to Increase the Maximum Number of Members of the Board of Directors to 12 from 11 for a One-Year Period – was not voted on at the AGM because the attendance quorum specified in our Articles of Association for an agenda item of this nature was not satisfied. Following the determination that the applicable attendance quorum was not satisfied for this item, Ms. Margareth Øvrum withdrew her nomination as a director pursuant to the process outlined in the Company’s definitive proxy statement for the AGM under Agenda Item 5.

For information regarding the applicable quorum and vote standard required to vote upon and pass each matter described in this Item 5.07, please refer to the sections of the Company’s definitive proxy statement for the AGM, under the headings: “Quorum” and “Votes Required.”

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd., amended as of May 28, 2025
3.2	Articles of Association of Transocean Ltd., amended as of May 30, 2025
3.3	Organizational Regulations of Transocean Ltd.
10.1	Amended and Restated Transocean Ltd. 2015 Long-Term Incentive Plan
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: June 3, 2025	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person